STEIN ROE MUTUAL FUNDS

SEMIANNUAL REPORT
March 31, 1997

Photo of: globe

STEIN ROE EQUITY FUNDS

INTERNATIONAL FUNDS

           International Fund
           Emerging Markets Fund

STEIN ROE MUTUAL FUNDS
----------------------
Building Wealth for Generations(TM)


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Contents
-----------------------------------------------------------------------------
From the President................................................      1
   Tim Armour's thoughts on the international markets and investing

Performance.......................................................      3
   How the Stein Roe international equity funds have done over time

Q&A
International Fund................................................      6

Emerging Markets Fund.............................................     10
   Interviews with the portfolio managers and a summary of investment activity

Fund Highlights...................................................     13
   Information about the Funds

Investments.......................................................     15
   A complete list of investments with market values

Financial Statements..............................................     22
   Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements.....................................     29

Financial Highlights..............................................     33
   Selected per-share data


                Must be accompanied or preceded by a prospectus.


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From the President
------------------------------------------------------------------------------
To Our Shareholders

A look back at the performance of foreign stocks over the past few years isn't exactly reassuring -- especially in light of the U.S. stock market's recent returns. Nonetheless, we believe international markets are deserving of your attention. That might seem odd, especially since the MSCI EAFE Index -- the most watched measure of foreign stock performance -- has dramatically underperformed the S&P 500 in each of the past three years. But that's just the point. Because U.S. and foreign stock markets tend to experience growth spurts at different times, it leads us to believe that the better performance of U.S. stocks can't last forever, nor can the underperformance of foreign stocks.

   Although past performance does not guarantee future results, a look back at the markets at the end of 1993 helps support our view. Despite gaining more than 10 percent that year, the U.S. stock market finished last among the world's 43 major markets, while several foreign stock markets posted gains of 50 percent or more.(a) This wasn't just isolated performance, either. In fact, despite its recent stellar performance, during the past 10 years, the U.S. stock market has never been the top- performing market and, what's more, it ranks only eighth among the world's top-performing stock markets over that same time period.(a)

   Is the tide about to turn? We think it could be. As economic recovery starts to take hold in other parts of the world and many of the hardest-hit markets start to rebound, we think it's only a matter of time before many foreign stock markets regain their previous momentum. That's because, over the next several years, the economies of many countries -- particularly those of developing nations -- are expected to grow at a much faster pace than the U.S. economy, yet we think many companies in these markets appear to be more attractively valued than their U.S. counterparts. We think that, together, these factors could translate into greater return potential for investors.

   Of course, along with this greater return potential come increased risks. Currency fluctuations and political upheavals are just some of the factors that can make investing abroad a dangerous journey. The key is understanding -- and accepting -- the risks involved so you can take the proper steps to help temper the effects these risks might have on your portfolio. You might, for example, want to spread your investments among several different countries and regions.

This can help limit the effects of political instability or a currency devaluation, as well as help reduce your risk of being dependent on the health of a single economy.

   It's also important to remember that, despite the risks, there's a world of opportunity out there. A $16 trillion world, to be exact.(a) Although the U.S. stock market currently comprises the lion's share of that figure -- $6.3 trillion, or 38 percent of the world's total market capitalization -- we think that could change, especially as markets open and become more integrated, and companies seek to improve their distribution channels and broaden their scope to include an ever-increasing consumer base. As a result, we think ignoring foreign markets could cause you to miss out on some of the world's best investment opportunities. That too would be a risky strategy -- the risk of lost opportunity.

   Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

   Sincerely,

   /s/ Timothy K. Armour

   Timothy K. Armour
   President
   April 15, 1997


(a) Source: Morgan Stanley Capital International, 1996.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index and the S&P 500 Index are unmanaged groups of stocks that differ from the composition of any Stein Roe fund; they are not available for direct investment.

Photo of: Timothy K. Armour, President


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Fund Performance
------------------------------------------------------------------------------

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
------------------------------------------------------------------------------

                          Average Annual Total Returns
                          Periods ended March 31, 1997

                                              PAST 1               LIFE
                                               YEAR              OF FUND(1)
                                         -------------------------------------
INTERNATIONAL FUND                             6.17%              4.90%
MSCI EAFE                                      1.45               4.84
------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment.

1 Inception Date March 1, 1994. Index returns are calculated on a monthly basis; therefore, index returns marked "Life of Fund" are calculated from the month-end results that fell closest to the Fund's inception date. Because Emerging Markets Fund has less than one quarter of operations, total return information is not publicly available.


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
[line chart]

Investment Comparison
------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment.
------------------------------------------------------------------------------
International Fund


 Date          International       MSCI EAFE
                  Fund               Index


  3/31/94         10000            10000
  6/30/94         10236            10511
  9/30/94         10871            10521
 12/31/94         10344            10414
  3/31/95          9769            10608
  6/30/95         10241            10685
  9/30/95         10732            11130
 12/31/95         10746            11581
  3/31/96         11181            11916
  6/30/96         11859            12104
  9/30/96         11615            12089
 12/31/96         11644            12281
  3/31/97         11871            12089


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. This graph compares the performance of Stein Roe International Fund to the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index, an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Because Emerging Markets Fund has less than one quarter of operations, total return information is not publicly available.

Investment Comparison continued
------------------------------------------------------------------------------

                         Making the Most of Performance

         The wide assortment of performance data available today can be a mixed blessing. On one hand, a fund's performance results can be a valuable source of information when considering an investment. On the other hand, even seasoned investors may find the wide array of data and the different methods of interpretation confusing.

           That's why one of the most important pieces of advice we can give you is to remember that a fund's past performance is just that -- past. While a fund's past performance is not a guarantee of how it will perform in the future, it can help you make rational decisions about the funds you currently hold or about funds you might be considering. Many foreign stock funds, for example, have a history of growth over the long term, but will nonetheless experience occasional downturns in the short term. The price and total return of a mutual fund will change daily and if you sell your shares during a downturn in the market, you might lose money. But if you can ride out the market's ups and downs, your fund might achieve a gain.

           When your fund experiences a temporary downturn, it's important to remember why you chose that fund in the first place. If your fund has an investment strategy in which you believe and which is properly matched to your financial goals, there is probably no reason to change course. It can be shortsighted to sell an investment at its lowest point. In fact, we think that may be the time when you should be investing more, to take advantage of a potential upturn.

           No one can make your financial decisions better than you. We hope this semiannual report helps you to better understand and evaluate your fund's performance, and serves as a helpful aid in making intelligent, appropriate investment decisions. If you have any questions, please call a Stein Roe account representative at 800-338-2550.

Q&A
An Interview with Bruno Bertocci and David Harris, Portfolio Managers of
SR&F International Portfolio and Emerging Markets Fund
------------------------------------------------------------------------------
Fund Data

   Investment Objective:
   Seeks long-term growth of capital by investing primarily in a diversified portfolio of foreign securities. Under normal market conditions, the Portfolio will invest at least 65 percent of its total assets in foreign securities of at least three countries outside of the United States.

   Fund Inception:
   March 1, 1994

   Total Net Assets:
   $140.1 million

------------------------------------------------------------------------------
International Fund Q&A


Q: How has the Fund performed over the past six months?

A: For the six-month period ended March 31, 1997, the Fund's 2.20 percent return outpaced the zero percent return of the Morgan Stanley International Europe, Australia and Far East (MSCI EAFE) Index, but trailed the 4.75 percent median return of its Lipper international fund peer group.

Q: What factors contributed to the Fund's performance?

A: Probably the biggest factor driving the Fund's performance this period was our underweighting in Japan relative to the Index. At 29.1 percent, Japan is the largest component of the MSCI EAFE Index, but it comprises only 18.3 percent of the Portfolio. Although it has shown signs of improvement recently, the Japanese market continues to suffer. We also benefited from the resurgence of many of the markets in which we invest, such as continental Europe, where cyclical companies have shown signs of improvement over the past six months, and Latin America.

Q: Although you have underweighted Japan, some of your peers have gone even further, maintaining little, if any, exposure to Japan. Why is that?

A: Many of our competitors have nothing more than a token investment in Japan right now. There are a number of arguments to support this view: The Japanese banking system is in need of restructuring; the economy is weak; the government doesn't seem willing -- or able -- to make much-needed reforms; and, at 94 times earnings and yielding less than 2 percent, many think the Japanese stock market looks outrageously overpriced.

   Nonetheless, we think a zero percent weighting is extreme. In fact, the Japanese economy is showing some signs of life. Japan's real GDP, for example, grew at an annualized rate of 3.9 percent in the fourth quarter of 1996, led by a huge jump in exports. At the same time, low interest rates have spurred capital spending and even household spending is starting to rebound. In addition, MSCI reports that the market is selling for 11 times cash flow and only twice book value. Consequently, we have chosen to invest in a handful of companies that we think stand to benefit from the eventual recovery of the Japanese economy.

Q: Where are you finding other investment ideas?

A: We think Europe, excluding the United Kingdom, looks promising. Many European companies, faced with growing competition, have adopted some of the same cost-cutting measures that U. S. companies instituted in the mid-1980s, which should help to enhance their competitiveness and strengthen profits. Helping these corporate makeovers take hold is the fact that many of these countries are at an earlier stage of the business cycle. Unlike the United States, which emerged from its last recession in early 1992, and Britain, which followed in 1993, many countries in continental Europe didn't show signs of economic recovery until 1995. As a result, we are investing in sectors -- such as paper, steel and real estate -- that we think could benefit from a continent-wide pickup in economic growth.

Q: There are fewer than three months to go before Hong Kong switches from being a British crown colony to a Chinese Special Administrative Region. How do you think investors will react?

A: While the transition is set for midnight on June 30, 1997, the actual process has been under way for quite some time. As a result, we don't think the changeover will be momentous in and of itself; rather we think events in the weeks prior to and immediately following will determine how investors will respond. Nonetheless, although some problems could occur, we think things are on track for a smooth transition, especially given the economic imperative for reform in China.

   One thing is certain: A lot of attention will be focused on the Hong Kong and Chinese markets, which could be beneficial to investors. After all, both markets possess good long-term potential. China, for example, is one of the world's most promising emerging markets. Nonetheless, it remains quite volatile. What's more, foreign investors are restricted to holding certain classes of shares. There are, for example, "A" shares, which only Chinese residents can hold, that are traded on Chinese stock exchanges and denominated in local currency; "B" shares, which are denominated in dollars and can be traded only by nonresidents; "H" shares or "red-chip" stocks, which are Hong Kong-listed companies controlled from China and also can be traded by anyone; and "N" shares, which are similar to "H" shares but are listed in New York.

   As a result, we think Hong Kong offers a good alternative for those looking to participate in China's growth potential. Hong Kong already has relocated much of its manufacturing capacity across the border to China in order to take advantage of the lower wages there. This has not only allowed China's manufacturing base to become more competitive, but it also has helped Hong Kong's progress toward becoming a fully developed service economy.

Q: Many believe one reason the U.S. stock market has performed so well in recent years is because many investors are interested in owning stocks. Is there a similar trend toward increased stock ownership elsewhere in the world?

A: Definitely. In fact, we've already started to see many foreign governments take tangible, proactive steps to encourage stock ownership. In Asia, Singapore recently liberalized its Central Provident Fund -- a compulsory retirement plan to which workers and employers must contribute -- by allowing citizens to invest assets directly in the nation's stock market, while politicians in Hong Kong are working to create a similar pension program.

   Several countries in Latin America also have moved to replace state-run pension plans with individually funded retirement accounts in which participants can invest a portion of their retirement assets in domestic stocks. Chile successfully launched a program in 1981, followed by Peru in 1993, Colombia and Argentina in 1994 and Mexico in 1997.

   What's more, many countries are moving to privatize government-run industries. Germany, France and Finland, for example, recently have -- or are in the process of -- privatizing their government-owned telephone systems.

   We think this trend toward broader stock ownership could be a boon to stock markets across the globe. That's because increased equity ownership implies heightened demand for stocks worldwide, and thus potentially higher prices for stocks on a global basis. Moreover, it also could provide a more efficient way for companies to raise cash, boosting their growth potential and resulting in more liquid markets.

Q: Given the fact that instantaneous information is available to almost anyone with a computer and a modem, do you think U.S. and foreign stock markets may start to move more in line with one another?

A: Not at all. In spite of all the talk about technology drawing the world closer together, we think markets are no more in sync today than they were two decades ago. Granted, foreign markets briefly reacted to the Federal Reserve's recent rate hike but, over time, we've found that U.S. and foreign markets tend to move independently of one another.

   To demonstrate this, Morgan Stanley recently conducted a study that compared the five-year rolling returns of the S&P 500 Index with those of the MSCI EAFE Index over a 26-year period. They found that the correlation coefficient -- a measure of how closely two market indexes track each other -- between domestic and foreign stock markets actually has fallen since the mid-1970s. Last year, for instance, the correlation coefficient dropped to 0.35 -- which is not only an indication that U.S. and foreign markets are not highly linked, but it's much lower than the correlation of 0.60 recorded two decades ago. Consequently, we believe most foreign markets will continue to more closely track internal developments rather than move in tandem with the U.S. market.

Q: What's your outlook?

A: We're enthusiastic, especially since many conventional measures point to an apparent valuation differential between U.S. and foreign equities. Also, international markets have now underperformed for a record 11 consecutive quarters, and we think it's about time for a turnaround.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of March 31, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The MSCI EAFE Index and the S&P 500 are unmanaged groups of stocks that differ from the composition of International Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's international fund peer group for the one-year and Life of Fund periods ended March 31, 1997, were 7.27 percent and 7.30 percent, respectively. Because benchmark returns are calculated on a monthly basis, those marked "Life of Fund" are from the month-end date that fell closest to the Fund's inception date. Prior to February 1, 1997, International Fund's Adviser limited expenses to 1.65 percent of average net assets.

Photo of: Bruno Bertocci and David Harris

Q&A continued
------------------------------------------------------------------------------
Fund Data

   Investment Objective:
   Invests in the stocks of companies in emerging markets around the world.

   Fund Inception:
   February 28, 1997

   Total Net Assets:
   $32.4 million
------------------------------------------------------------------------------
Emerging Markets Fund Q&A


Q: How has the Fund performed since its launch on February 28, 1997?

A: Emerging Markets Fund's total return from inception through March 31, 1997, was -1.00 percent.

Q: What was your start-up strategy?

A: We got invested slowly to help minimize the impact of high transaction costs associated with investing in emerging markets, in particular. While this strategy led us to invest in a fairly measured way, it worked to our advantage, since we were able to purchase securities in several markets that were down, but which recovered soon after. As of March 31, 1997, we were nearly fully invested.

Q: What were some of your initial purchases?

A: Our first purchase was Solidere (1.6 percent of total net assets), a Lebanese property development company. This investment was based on our belief that high demand for residential units and modern office space should make property development a high-growth area in many emerging markets. Some of our other property development-related holdings include IOI Properties, a Malaysian company that owns a large tract of land strategically located near a major expressway south of Kuala Lumpur; and Metro Pacific, which owns property southwest of Manila, where a new downtown area is being developed (2.2 percent and 2.5 percent of total net assets).

Q: Are you concentrating on any other investment themes?

A: One of our other main investment themes is telecommunications. Because a top-notch communications system is essential to building a competitive economy, we think tremendous opportunities exist for companies that can help satisfy the developing world's appetite for phone service. As a result, we've purchased stock in several telephone companies, including Telebras, Brazil's phone company, and Telecom de Argentina (2.6 percent and 2.1 percent of total net assets).

   We also think that certain sectors are poised to benefit from demographic factors that exist in developing countries. For instance, a 1996 study by the

World Bank found that about half of the people who live in a developing nation are under the age of 19. Consequently, we think many consumer-related companies are well positioned to benefit from the spending habits of this segment of the population.

   Finally, we're also interested in companies that we think stand to benefit from the development of the infrastructure needed to help modernize emerging market countries. Asian countries alone are expected to spend more than $3 trillion on building and improving roads, rail and utilities over the next decade. Consequently, we invested in Southern Peru Copper (2.3 percent of total net assets), one of the world's largest copper producers. We think this company could benefit from this building boom.

Q: In your opinion, which emerging markets show the most potential for rapid, sustainable growth?

A: Based on traditional measures -- such as economic and political stability, human capital, export outlook and foreign investment -- there are a number of countries that we think could make big strides in today's integrated global economy.

   Looking regionally, we think the most difficult region to assess is probably Eastern Europe -- partly because reforms are so new and instability remains high. Still, we think the Czech Republic, Poland, Slovakia and Russia all have good long-term prospects. What's more, we think the region's well-educated labor force should prove invaluable once market reforms start to pay off.

   Many African and Middle Eastern markets continue to lag the rest of the world, as they have made scant progress in foreign investment, privatization and financial sector reform. Still, we think the South African market shows promise and Egypt looks like it could become an important market in the next five to 10 years. Even some of the smaller markets, like Morocco, look interesting, but most markets in this region are just too illiquid and the companies are just too small.

   Despite being hampered by low savings rates, high payroll taxes and inefficient government sectors, we think Latin America appears to be moving rapidly toward investment- and export-generated growth. Of these markets, we are most optimistic about Brazil. Since the beginning of this decade alone, it has successfully made the transition from a socialized government to a democracy, and embarked on a massive privatization and restructuring program that has fundamentally changed the shape of Brazilian businesses. The government also instituted a new currency program in 1994 that has helped bring the country's legendary inflation down from more than 2,000 percent in 1993 to only 8 percent last year. The result: a doubling of share prices in dollar terms in 1991, 1993 and 1994 and a 53 percent gain in 1996.(1) Although it's unlikely that the Brazilian market will enjoy the same returns over the next six years, we think it will continue to be a strong performer over the long term.

   We also are optimistic about markets in Asia, particularly in India, South Korea and Thailand. Although these markets have experienced some problems recently, we think each offers more upside potential than downside risk.

Q: Amid charges of corruption against its president, deteriorating economic conditions and a widening loan scandal, there have been reports that Korea could be on the brink of a Mexican-style crisis. Is there any truth to this?

A: We think many of Korea's problems have been exaggerated, causing what we believe is an unjustifiable across-the-board decline. Exaggerated or not, however, there are some similarities between what Korea is experiencing now and what Mexico experienced in 1994. These include a widening of the current account deficit, an expansion of foreign debt, a reduction in currency reserves and capital outflows. While some would argue that these factors haven't been fully played out, we believe that much of this already is reflected in stock prices. In fact, relative to its growth rate, we think South Korea remains one of the world's most undervalued stock markets. As a result, we've used this market weakness as a buying opportunity.

Q: What's your outlook for emerging markets?

A: We are extremely optimistic. For one, we think there are a lot of good buying opportunities, since stocks in emerging markets look more attractively valued when compared to U.S. equities. What's more, gross domestic product in emerging markets is expected to rise, on average, about 6 percent this year -- more than twice the pace of industrialized nations.


1 Source: Morgan Stanley Capital International

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of March 31, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Adviser currently limits expenses to 2.0 percent of average net assets, subject to termination on 30 days' notice to the Fund. Absent past limits, total return would have been less.

The Fund may be subject to certain market, political and currency risks not generally associated with investing in either U.S. securities or more developed international markets.

Fund Highlights
------------------------------------------------------------------------------
                               International Fund

                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------------------

Telecom Italia                2.2%    Generale des Eaux               1.7%
SSAB                          2.0     Avesta Sheffield                1.7
Henkel                        1.9     Mannesmann                      1.7
Inchcape                      1.9     Promise                         1.6
Fortis AMEV                   1.8     Generale de Banque              1.6

------------------------------------------------------------------------------
                                      Total                          18.1%

==============================================================================

                           EQUITY PORTFOLIO HIGHLIGHTS

                                               PORTFOLIO          MSCI EAFE
                                            ----------------------------------
Number of Holdings                                   99             1,093
Median Market Value ($ Mil.)                     $1,244            $1,968

==============================================================================

                            ECONOMIC SECTOR BREAKDOWN

                              As of March 31, 1997

PIE CHARTS:

                         Equity Portfolio             MSCI EAFE


   Capital Equipment          15.2%                     12.3%
   Consumer Goods             13.8                      21.3
   Energy                     11.7                      10.7
   Finance                    18.0                      24.0
   Materials                  13.8                       9.4
   Multi-Industry              7.5                       3.5
   Services                   20.0                      18.8
   Total                       100%                      100%
------------------------------------------------------------------------------

                                ASSET ALLOCATION

                        As of September 30, 1996      As of March 31, 1997


   Equities               $132.3    (97.7%)           $137.6     (98.7%)
   Cash & Equivalents     $  3.2    (2.3%)            $  2.4      (1.7%)


Fund Highlights
------------------------------------------------------------------------------
                              Emerging Markets Fund

                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------------------

Yukong GDR                     2.9%    Metro Pacific                    2.5%
Jababeka                       2.8     Jardine Matheson                 2.5
Siam Commercial Bank           2.7     Koor Industries                  2.5
Bladex                         2.6     International Bank of Asia       2.5
Telebras                       2.6     YPF                              2.5
------------------------------------------------------------------------------
                                       Total                           26.1%

==============================================================================

                           EQUITY PORTFOLIO HIGHLIGHTS

                                                                 MSCI
                                            PORTFOLIO      EMERGING MARKETS
                                         ------------------------------------
Number of Holdings                            56                 1,023
Median Market Value ($ Mil.)                $697                  $364

==============================================================================

                            ECONOMIC SECTOR BREAKDOWN

                              As of March 31, 1997

PIE CHARTS:

                          Equity Portfolio          MSCI EM


   Capital Equipment          7.3%                    6.6%
   Consumer Goods             7.7                    14.3
   Energy                     6.6                    11.3
   Finance                   27.1                    23.5
   Materials                 18.4                    19.8
   Multi-Industry             5.2                     6.0
   Services                  27.7                    18.5
   Total                      100%                    100%
==============================================================================

                                ASSET ALLOCATION

                              As of March 31, 1997


Equities                     $26.0      (80.5%)
Cash & Equivalents           $ 6.2      (19.5%)


SR&F International Portfolio
------------------------------------------------------------------------------
Investments as of March 31, 1997
(Dollar Amounts in Thousands)
(Unaudited)
                                                            NUMBER        MARKET
STOCKS (98.3%)                                           OF SHARES        VALUE


ARGENTINA (2.5%)
Telecom Argentina ADRs .........................          32,600     $     1,500
YPF Sociedad Anonima ADRs ......................          76,000           2,014
                                                                     -----------
                                                                           3,514
AUSTRALIA (1.3%)
Reinsurance Australia Corp. ....................         559,000           1,879

BELGIUM (1.6%)
Generale de Banque .............................           5,720           2,239

BRAZIL (2.1%)
Coteminas Pfd. .................................       2,200,000             882
*Globex Utilidades S.A. Pfd. ...................          71,000           1,373
Perdigao S.A. Comercio e Industria Pfd. ........     364,700,000             757
                                                                     -----------
                                                                           3,012
CHINA (0.7%)
Yizheng Chemical Fibre .........................       4,502,000             964

FINLAND (5.2%)
Enso Gutzeit (Ordinary R Shares) ...............         240,000           2,065
Kemira  Oy .....................................         128,000           1,385
Metsa-Serla Oy (B Shares) ......................         303,000           2,202
Neste Oy .......................................          60,600           1,578
                                                                     -----------
                                                                           7,230
FRANCE (6.1%)
Alcatel Alsthom ................................          17,786           2,143
Generale Des Eaux ..............................          17,673           2,402
*Moulinex ......................................          77,400           1,774
Total Petroles Class B .........................          24,616           2,129
                                                                     -----------
                                                                           8,448
GERMANY (6.1%)
Agiv AG ........................................          78,000           1,426
Friedrick Grohe ................................           6,300           2,009
Henkel  KGAA
   Ordinary Shares .............................           6,500             337
   Preferred Shares ............................          42,100           2,317
Mannesmann  AG .................................           6,100           2,331
                                                                     -----------
                                                                           8,420
HONG KONG (3.4%)
Companion Building .............................       7,227,680             597
Hong Kong Ferry ................................         530,000             947
International Bank of Asia .....................       1,400,000             858
Jardine Matheson Holdings ......................         163,853             950
Tian An China Investment
   Ordinary Shares .............................       5,072,000             530
   Warrants ....................................       1,014,400              35
Vitasoy ........................................         999,364             351
World Houseware Holdings .......................       6,293,680             520
                                                                     -----------
                                                                           4,788


SR&F International Portfolio  continued
------------------------------------------------------------------------------
                                                          NUMBER         MARKET
                                                       OF SHARES          VALUE


INDIA (1.0%)
Indian Petrochem GDRs ..........................          92,000       $   1,035
**Reliance Industries GDSs .....................          29,000             442
                                                                       ---------
                                                                           1,477
INDONESIA (3.5%)
CP Indonesia ...................................         415,000             467
Ever Shine Tex .................................       2,019,688             757
Kawasan Industri Jababeka ......................       1,133,333           1,546
Matahari Putra Prima ...........................       1,438,000           2,096
                                                                       ---------
                                                                           4,866
ISRAEL (0.5%)
Koor Industries ................................          39,500             711

ITALY (4.8%)
Banca Popolare di Milano .......................         375,800           2,106
*Olivetti ......................................       4,338,000           1,560
Telecom Italia Savings Shares ..................       1,466,000           3,124
                                                                       ---------
                                                                           6,790
JAPAN (18.2%)
Canon Inc. .....................................          86,000           1,841
DDI ............................................             249           1,571
Hitachi ........................................         212,000           1,884
Ito Yokado .....................................          50,000           2,221
*Japan OTC Fund ................................             840             441
Jusco Co. ......................................          73,000           2,005
Kaneshita Construction .........................          73,000             528
Kokusai Securities .............................         123,000             964
Matsushita Electric Industrial .................         138,000           2,151
Mori Seiki .....................................         119,000           1,634
Murata Manufacturing ...........................          50,000           1,793
Promise  Co. ...................................          54,000           2,259
Suzuki Motor ...................................         201,000           1,948
Tokyo Style ....................................         105,000           1,162
*World Equity Benchmark Shares .................         134,000           1,541
Yamazen  Corporation ...........................         521,000           1,629
                                                                       ---------
                                                                          25,572

MALAYSIA (0.5%)
IOI Properties .................................         230,000             761

MEXICO (0.7%)
Transportation Maritima Mexicana ADRs ..........         176,000             968

NETHERLANDS (3.4%)
Fortis AMEV ....................................          64,057           2,496
KPN ............................................          43,306           1,605
Sphinx Kon CVA .................................          56,427             614
                                                                       ---------
                                                                           4,715
NEW ZEALAND (1.2%)
Brierley Investments ...........................       1,824,883           1,702


SR&F International Portfolio  continued
------------------------------------------------------------------------------
                                                          NUMBER         MARKET
                                                       OF SHARES          VALUE


NORWAY (4.2%)
Helikopter Service .............................         129,000       $   1,897
Norsk Hydro AS .................................          42,800           2,141
Saga Petroleum A Free ..........................         109,500           1,892
                                                                       ---------
                                                                           5,930
PANAMA (1.6%)
Bladex ADRs ....................................          46,200           2,183

PERU (0.5%)
Southern Peru Copper ADRs ......................          43,000             731

PHILIPPINES (1.1%)
Metro Pacific ..................................       5,100,000           1,548

PORTUGAL (1.1%)
Portugal Telecom ADRs ..........................          42,157           1,549

RUSSIA (1.3%)
*Fleming Russia Securities Fund ................         104,100           1,783

SOUTH KOREA (5.0%)
Korea Exchange Bank ............................         186,295           1,175
LG Electronics .................................          58,000             674
LG Securities ..................................          81,000             636
Samchully ......................................          19,983           1,430
Samsung Electronics
   GDRs ........................................          15,000             307
   Ordinary Shares .............................             896              72
   Preferred Shares ............................          25,774           1,032
**Yukong GDRs ..................................          92,500           1,653
                                                                       ---------
                                                                           6,979
SPAIN (1.3%)
Acerinox SA ....................................          12,600           1,773

SWEDEN (5.3%)
Avesta-Sheffield ...............................         221,000           2,391
*Biora .........................................          32,200             644
SSAB Svenskt Stal AB (B shares) ................         152,800           2,789
*Diligentia AB .................................         138,500           1,609
                                                                       ---------
                                                                           7,433
SWITZERLAND (2.7%)
*Bucher  AG ....................................             774             661
Danzas Holding AG ..............................           1,020             999
Novartis AG ....................................           1,700           2,108
                                                                       ---------
                                                                           3,768

THAILAND (2.2%)
Precious Shipping ..............................         347,100             935
Property Perfect ...............................         690,000             797
*Siam Commercial Bank ..........................         200,000           1,170
Sino Thai Engineering & Construction ...........         151,200             162
                                                                       ---------
                                                                           3,064


SR&F International Portfolio  continued
------------------------------------------------------------------------------
                                                            NUMBER       MARKET
                                                         OF SHARES        VALUE


UNITED KINGDOM (9.2%)
British Gas Plc......................................      699,000      $ 1,865
*Celsis International Plc............................      487,905          837
*Centrica International Plc..........................      699,000          729
Inchcape Plc.........................................      611,000        2,629
Intrum Justita Plc...................................      305,000          621
Powerscreen International Plc........................      136,200        1,374
SmithKline Beecham Plc Class A.......................      131,164        1,945
*Tele-Communications International Plc...............      138,000        1,777
Transtec Plc.........................................      595,054        1,158
                                                                       --------
                                                                         12,935
                                                                       --------
Total Stocks (Cost $131,277).........................                   137,732
-------------------------------------------------------------------------------

                                                         PRINCIPAL
SHORT-TERM OBLIGATIONS (1.0%)                               AMOUNT
-------------------------------------------------------------------------------

UNITED STATES
COMMERCIAL PAPER (1.0%)
UBS Finance 6.750% 4/01/97
   (Amortized cost $1,435)...........................      $ 1,435        1,435
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
 (Cost Basis $139,163) ...........................................      139,167
OTHER ASSETS, LESS LIABILITIES (0.7%).............................        1,000
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $140,167
                                                                       ========
-------------------------------------------------------------------------------

* Non-income producing.
** These securities are subject to contractual or legal restrictions on their resale. At March 31, 1997, the aggregate value of these securities represented
1.5 percent of net assets.

See accompanying notes to financial statements.


Emerging Markets Fund
------------------------------------------------------------------------------
Investments as of March 31, 1997
(Dollar Amounts In Thousands)
(Unaudited)
                                                            Number        Market
STOCKS (80.5%)                                           of Shares         Value


ARGENTINA (4.6%)
Telecom Argentina ADRs .........................          15,000     $       690
YPF Sociedad Anonima ADRs ......................          30,000             795
                                                                     -----------
                                                                           1,485
BRAZIL (7.7%)
Coteminas Pfd. .................................         800,000             321
*Globex Utilidades S.A. Pfd. ...................          37,000             715
Perdigao S.A. Comercio e Industria Pfd. ........     295,000,000             612
Telebras ADRs ..................................           8,300             850
                                                                     -----------
                                                                           2,498
CHINA (2.7%)
*,**Beijing Datung .............................       1,500,000             600
*China Eastern Airlines ADRs ...................           2,300              66
*,**Shenzen Expressway .........................         350,000             110
Yizheng Chemical Fibre .........................         480,000             103
                                                                     -----------
                                                                             879
HONG KONG (7.5%)
Companion Building .............................         500,000              41
Hong Kong Ferry ................................         310,000             554
International Bank of Asia .....................       1,300,000             797
Jardine Matheson Holdings ......................         140,000             812
Tian An China Investment .......................       1,077,000             112
Vitasoy ........................................         270,000              95
World Houseware Holdings .......................         180,000              15
                                                                     -----------
                                                                           2,426
INDIA (3.2%)
Indian Petrochem GDRs ..........................          35,000             394
**Reliance Industries GDSs .....................           7,000             107
*,**Videsh Sanchar Nigam GDRs ..................          35,000             534
                                                                     -----------
                                                                           1,035
INDONESIA (6.3%)
CP Indonesia ...................................         180,000             202
Ever Shine Tex .................................         720,000             270
Kawasan Industri Jababeka ......................         670,000             914
Matahari Putra Prima ...........................         450,000             656
                                                                     -----------
                                                                           2,042
ISRAEL (2.5%)
Koor Industries ................................          45,000             810

LEBANON (1.6%)
*Solidere GDRs .................................          45,000             531

MALAYSIA (2.3%)
IOI Properties .................................         220,000             728

MEXICO (1.2%)
Transportation Maritima Mexicana ADRs ..........          69,000             380


Emerging Markets Fund continued
------------------------------------------------------------------------------
                                                            Number       Market
                                                         of Shares       Value


MIDDLE EAST / AFRICA (2.7%)
*The Foreign & Colonial Emerging Middle East Fund ....       10,000    $     163
The Morgan Stanley Africa Investment Fund ............       43,000          720
                                                                       ---------
                                                                             883
PANAMA (2.6%)
Bladex ADRs ..........................................       18,000          851

PERU (5.9%)
Cementos Norte Pacasmayo .............................      340,400          514
Southern Peru Copper ADRs ............................       43,000          731
Telefonica del Peru ADRs .............................       30,000          667
                                                                       ---------
                                                                           1,912
PHILIPPINES (2.5%)
Metro Pacific ........................................    2,700,000          819

PORTUGAL (2.1%)
Portugal Telecom ADRs ................................       18,000          662

RUSSIA (1.7%)
*Fleming Russia Securities Fund ......................       32,500          557

SOUTH KOREA (11.4%)
Korea Exchange Bank ..................................      114,000          719
Korean Air ...........................................       38,000          663
LG Electronics .......................................       68,000          790
LG Securities ........................................        5,500           43
Samchully ............................................        4,502          322
Samsung Electronics
   GDRs ..............................................        3,000           61
   Ordinary Preferred ................................        3,903          156
Yukong
   **GDRs ............................................        5,100           91
   Ordinary Shares ...................................      200,000          830
                                                                       ---------
                                                                           3,675
THAILAND (10.4%)
GSS Array Technology .................................      200,000          298
*Land & House ........................................      120,000          614
National Finance and Securities ......................      370,000          495
The Pizza Company ....................................       70,000          493
Precious Shipping ....................................      200,000          539
Property Perfect .....................................       43,000           50
*Siam Commercial Bank ................................      150,000          878
Sino Thai Engineering & Construction .................       58,000           62
                                                                       ---------
                                                                           3,429
VENEZUELA (1.6%)
*Compania Anonima Nacional Telefonos
   de Venezuela (CANTV) ..............................       18,000          524
                                                                       ---------
TOTAL STOCKS (Cost $26,427) ..........................                    26,126


Emerging Markets Fund continued
------------------------------------------------------------------------------
                                                         Principal        Market
SHORT-TERM OBLIGATIONS (22.0%)                              Amount        Value



COMMERCIAL PAPER (22.0%)
UNITED STATES (22.0%)
Bridgestone/Firestone 7.000% 4/01/97.................      $ 1,600      $ 1,600
Conagra Inc. 6.100% 4/01/97..........................          355          355
GTE Corp. 6.850% 4/01/97.............................        1,327        1,327
International Securitization 6.750% 4/01/97..........        1,654        1,654
UBS Finance 6.750% 4/01/97...........................        1,200        1,200
Windmill Funding Inc. 6.750% 4/01/97.................        1,000        1,000
                                                           -------      -------
TOTAL SHORT-TERM OBLIGATIONS (Amortized Cost $7,136)..............        7,136
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.5%)
(Cost Basis $33,563)..............................................        33,262
OTHER ASSETS, LESS LIABILITIES (-2.5%)............................          (813)
                                                                         -------
TOTAL NET ASSETS (100.0%).........................................       $32,449
                                                                         =======
-------------------------------------------------------------------------------

* Non-income producing.
** These securities are subject to contractual or legal restrictions on their resale. At March 31, 1997, the aggregate value of these securities represented
4.4 percent of net assets.

See accompanying notes to financial statements.


Balance Sheets
------------------------------------------------------------------------------
March 31, 1997
(All Amounts in Thousands, except per-share data)
(Unaudited)

                                                                            EMERGING
                                                            INTERNATIONAL    MARKETS
                                                               FUND             FUND
                                                             ---------       --------


ASSETS
Investment in SR&F International Portfolio, at market value   $ 140,064    $      --
Investments, at market value ..............................          --       33,262
Receivable for investments and currencies sold ............          --          847
Receivable for fund shares sold ...........................         194          137
Dividends and interest receivable .........................          42           19
Receivable from investment adviser ........................          --           13
Cash and other assets .....................................          33          344
                                                              ---------    ---------
   Total Assets ...........................................   $ 140,333    $  34,622
                                                              =========    =========

LIABILITIES
Payable for investments and currencies purchased ..........   $      12    $   2,130
Payable for fund shares redeemed ..........................         155           --
Payable to investment adviser and transfer agent ..........          47           --
Other liabilities .........................................          64           43
                                                              ---------    ---------
   Total Liabilities ......................................         278        2,173
                                                              ---------    ---------
CAPITAL
Paid-in capital ...........................................     130,241       32,749
Net unrealized appreciation (depreciation) of
   investments and foreign currencies .....................       6,411         (300)
Accumulated undistributed (overdistributed)
   net investment income ..................................        (116)          29
Accumulated undistributed net realized gains (losses)
   on investments and foreign currency transactions .......       3,519          (29)
                                                              ---------    ---------
   Total Capital (Net Assets) .............................     140,055       32,449
                                                              ---------    ---------
   Total Liabilities and Capital ..........................   $ 140,333    $  34,622
                                                              =========    =========

Shares Outstanding (Unlimited Number Authorized) ..........      12,770        3,277
                                                              =========    =========
Net Asset Value (Capital) Per Share .......................   $   10.97    $    9.90
                                                              =========    =========

See accompanying notes to financial statements.


Statements of Operations
------------------------------------------------------------------------------
For the Six Months Ended March 31, 1997
(All Amounts in Thousands)
(Unaudited)

                                                                              EMERGING
                                                               INTERNATIONAL   MARKETS
                                                                     FUND         FUND
                                                                   -------      ------


INVESTMENT INCOME
Dividends allocated from SR&F International Portfolio .........   $   530    $    --
Dividends .....................................................       428         19
Interest ......................................................       103         56
Interest allocated from SR&F International Portfolio ..........        46         --
                                                                  -------    -------
                                                                    1,107         75
Foreign taxes withheld allocated
   from SR&F International Portfolio ..........................       (52)        --
Foreign taxes withheld ........................................       (25)        --
                                                                  -------    -------
   Total Investment Income ....................................     1,030         75
                                                                  -------    -------
EXPENSES
Management fees ...............................................       407         25
Expenses allocated from SR&F International Portfolio ..........       195         --
Transfer agent fees ...........................................       154          5
Administrative fees ...........................................       105          3
Custodian fees ................................................        76          3
SEC and state registration fees ...............................        15          1
Accounting fees ...............................................        14          2
Legal and audit fees ..........................................        12          3
Trustees' fees ................................................         7          2
Amortization of organization expenses .........................         1          5
Other .........................................................        93          8
                                                                  -------    -------
                                                                    1,079         57
Reimbursement of expenses by investment adviser ...............      --          (11)
                                                                  -------    -------
   Total Expenses .............................................     1,079         46
                                                                  -------    -------
   Net Investment Income (Loss) ...............................       (49)        29
                                                                  -------    -------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gains on investments .............................     2,365         --
Net realized gains on investments allocated
   from SR&F International Portfolio ..........................     2,060         --
Net realized losses on foreign currency transactions ..........       (45)       (29)
Net realized losses on foreign currency transactions
   allocated from SR&F International Portfolio ................       (34)        --
Net change in unrealized appreciation or depreciation of
   investments and foreign currency transactions ..............    (1,188)      (300)
                                                                  -------    -------
   Net Gains (Losses) on Investments and Foreign
     Currency Transactions ....................................     3,158       (329)
                                                                  -------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ 3,109    $  (300)
                                                                  =======    =======

See accompanying notes to financial statements.


Statements of Changes in Net Assets
------------------------------------------------------------------------------
For The Year Ended September 30, 1996
And Six Months Ended March 31, 1997
(All Amounts in Thousands)
(Unaudited)

                                                                                                             EMERGING
                                                                                                              MARKETS
                                                                                       INTERNATIONAL FUND        FUND
                                                                                       1996          1997        1997*
                                                                                    ----------------------    --------


OPERATIONS
Net investment income (loss).....................................................    $  1,114        $ (49)     $   29
Net realized gains (losses) on investments and foreign currency transactions.....       2,976        4,346         (29)
Net change in unrealized appreciation or depreciation of investments and
 foreign currency transactions...................................................       4,858       (1,188)       (300)
                                                                                    ---------    ---------    --------
   Net Increase (Decrease) in Net Assets Resulting from Operations...............       8,948        3,109        (300)
                                                                                    ---------    ---------    --------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income.............................................      (1,075)      (1,000)         --
Capital gains distributions......................................................          --       (1,837)         --
                                                                                    ---------    ---------    --------
   Total Distributions to Shareholders...........................................      (1,075)      (2,837)         --
                                                                                    ---------    ---------    --------
SHARE TRANSACTIONS
Subscriptions to fund shares.....................................................      62,994       21,071      32,792
Investment income dividends reinvested...........................................         760          724          --
Capital gains distributions reinvested...........................................          --        1,429          --
Redemptions of fund shares.......................................................     (19,102)     (18,986)       (43)
                                                                                    ---------    ---------    --------
   Net Increase from Share Transactions..........................................      44,652        4,237      32,749
                                                                                    ---------    ---------    --------
   Net Increase in Net Assets....................................................      52,525        4,510      32,449

TOTAL NET ASSETS
Beginning of Period..............................................................      83,020      135,545          --
                                                                                    ---------    ---------     -------
End of Period....................................................................    $135,545     $140,055     $32,449
                                                                                   ==========   ==========   =========

Accumulated Undistributed (Overdistributed) Net Investment Income at
 End of Period...................................................................    $    933     $   (116)     $  29
                                                                                   ==========   ==========  =========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares.....................................................       6,004        1,935      3,281
Investment income dividends reinvested...........................................          76           69         --
Capital gains distributions reinvested...........................................          --          135         --
                                                                                    ---------    ---------   --------
                                                                                        6,080        2,139      3,281
Redemptions of fund shares.......................................................      (1,811)      (1,738)       (4)
                                                                                    ---------     ---------  --------

Net increase in fund shares......................................................       4,269          401      3,277
Shares outstanding at beginning of period........................................       8,100       12,369         --
                                                                                    ---------    ---------   --------

Shares outstanding at end of period..............................................      12,369       12,770      3,277
                                                                                   ==========   ==========  =========

*From commencement of operations on February 28, 1997.

See accompanying notes to financial statements.


SR&F International Portfolio
------------------------------------------------------------------------------

Balance Sheet
(All Amounts in Thousands)
(Unaudited)

                                                                                    MARCH 31,
                                                                                         1997
                                                                                     --------


ASSETS
Investments, at market value .....................................................   $139,164
Cash .............................................................................        848
Dividends receivable .............................................................        279
                                                                                     --------
   Total Assets ..................................................................    140,291
                                                                                     ========

LIABILITIES
Payable to investment adviser ....................................................   $    101
Other liabilities ................................................................         27
                                                                                     --------
   Total Liabilities .............................................................        128
                                                                                     --------
Net Assets Applicable to Investors' Beneficial Interest ..........................   $140,163
                                                                                     ========

See accompanying notes to financial statements.


SR&F International Portfolio
------------------------------------------------------------------------------

Statement of Operations
(All Amounts in Thousands)
(Unaudited)

                                                                                    PERIOD
                                                                                    ENDED
                                                                                    MARCH 31,
                                                                                    1997(a)
                                                                                  ----------


INVESTMENT INCOME
Dividends ....................................................................       $   541
Interest Income ..............................................................            46
                                                                                     -------
                                                                                         587
Foreign taxes withheld .......................................................           (62)
                                                                                     -------
   Total Investment Income ...................................................           525

EXPENSES
Management fees ..............................................................           187
Accounting fees ..............................................................             5
Audit and legal fees .........................................................             4
                                                                                     -------
   Total Expenses ............................................................           196
                                                                                     -------
Net Investment Income ........................................................           329
                                                                                     -------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gains on investments ............................................         2,060
Net realized losses on foreign currency transactions .........................           (36)
Net change in unrealized appreciation or depreciation of
   investments and foreign currency transactions .............................         6,450
                                                                                     -------
   Net Gains on Investments and Foreign Currency Transactions ................         8,474
                                                                                     -------
Net Increase in Net Assets Resulting from Operations .........................       $ 8,803
                                                                                      ======

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.


SR&F International Portfolio
------------------------------------------------------------------------------

Statement of Changes in Net Assets
(All Amounts in Thousands)
(Unaudited)

                                                                         PERIOD
                                                                         ENDED
                                                                         MARCH 31,
                                                                         1997(a)
                                                                        ----------


OPERATIONS
Net investment income...........................................          $    329
Net realized gains on investments and foreign currency transactions          2,024
Net change in unrealized appreciation or depreciation of investments         6,450
                                                                        ----------
Net Increase in Net Assets Resulting from Operations............             8,803
                                                                        ----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions................................................              139,079
Withdrawals.....................................................           (7,719)
                                                                        ----------
   Net Increase from Transactions in Investors' Beneficial Interests       131,360
                                                                        ----------
   Net Increase in Net Assets................................              140,163

TOTAL NET ASSETS
Beginning of Period.............................................                --
                                                                        ----------
End of Period...................................................          $140,163
                                                                        ==========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.


Notes to Financial Statements
------------------------------------------------------------------------------

NOTE 1. ORGANIZATION OF THE SR&F INTERNATIONAL PORTFOLIO

The SR&F International Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio. The Portfolio commenced operations on February 3, 1997. At commencement, Stein Roe International Fund contributed $126,300 in securities and other assets. On February 14, 1997, Stein Roe Advisor International Fund contributed cash of $100.

   The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At March 31, 1997, Stein Roe International Fund and Stein Roe Advisor International Fund owned 99.93 percent and .07 percent, respectively.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Stein Roe International Fund and Stein Roe Emerging Markets Fund (the "Funds"), each a series of the Stein Roe Investment Trust (a Massachusetts business trust), and the SR&F International Portfolio (the "Portfolio"), a series of the SR&F Base trust (a Massachusetts business trust). These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATIONS
All securities are valued as of March 31, 1997. Securities are valued, depending on the security involved, at the last reported sales price, last bid or asked price, or the mean between last bid and asked priced as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange deter mined to be the primary exchange for such security. Other assets and securities of the Funds and Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

CURRENCY TRANSLATIONS
For purposes of valuation, assets and liabilities are translated into U.S. dollars using currency exchange rates that represent the midpoint between the bid and asked rates as of 4:00 p.m., London time. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange on the dates of such transactions. The effect of changes in foreign exchanges rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FORWARD CURRENCY EXCHANGE CONTRACTS
The Funds and Portfolio may enter into forward currency exchange contracts under which each Fund and Portfolio is obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Neither the Funds nor the Portfolio had open contracts at March 31, 1997.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since each of the Funds elects to be taxed as a "regulated investment company" and make such distributions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

   The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains.

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income and capital gains, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains, and any permanent differences are reclassified to paid-in capital.

OTHER INFORMATION
The books and records of the Funds and Portfolio are maintained in U.S. dollars. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

   Realized gains or losses from sales of securities are determined on the specific identified cost basis.

   All amounts, except per-share amounts, are shown in thousands.

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

The Funds and the Portfolio pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fees for SR&F International Portfolio and Emerging Markets Fund are computed at an annual rate of .85 percent and 1.10 percent of average daily net assets, respectively. The administrative fees for the Funds are computed at an annual rate of .15 percent of average daily net assets.

   The administrative agreement for the Funds provide that the Adviser will reimburse each Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse Emerging Markets Fund to the extent that expenses exceed 2.00 percent of average daily net assets. This expense limitation expires on February 2, 1998, subject to earlier termination by the Adviser on 30 days' notice.

   The transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Funds.

   The Adviser also provides certain fund accounting services. For the period ended March 31, 1997, International Fund, Emerging Markets Fund and the Portfolio incurred charges of $14, $2 and $2, respectively.

   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for International Fund and Emerging Markets Fund and the Portfolio for the period ended March 31, 1997, was $7, $2 and $3, respectively. No remuneration was paid to any other trustee or officer of the Trust.

   The Board of Trustees of each Trust has adopted procedures permitting securities transactions among the Funds and Portfolios, clients of Stein Roe and other affiliated entities. The aggregate cost of purchases and proceeds from sales from such securities transactions for the period ended March 31, 1997 were:

Fund                                Purchases                   Sales

International Fund (a)..........      $1,529                    $ --
Emerging Markets Fund...........       4,246                      --
International Portfolio.........       1,109                     800

(a) Prior to commencement of operations of the Portfolio
(see Note 1 to Financial Statements).

NOTE 4. SHORT-TERM DEBT

To facilitate portfolio liquidity, the Funds and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolio had borrowings during the period ended March 31, 1997.

NOTE 5. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended March 31, 1997, were:

Fund                                                  Purchases       Sales

International Fund (a)............................     $14,526       $15,772
Emerging Markets Fund.............................      11,987            --
International Portfolio...........................      10,272         7,334

At March 31, 1997, unrealized appreciation and depreciation on a tax basis and the cost of investments for federal income tax purposes and for financial reporting purposes were as follows:


                                                                          Cost of Investments
                                                                   Net                      Federal
                                                          Appreciation        Financial      Income
Fund                        Appreciation  Depreciation   (Depreciation)       Reporting         Tax
                            ------------  ------------   --------------      ----------    --------


Emerging Markets Fund.......     $  638         $  939          $ (301)        $ 33,563    $ 33,563
International Portfolio.....     21,737         15,286           6,451          132,712     132,712

(a) Prior to commencement of operations of the Portfolio (see Note 1 to Financial Statements).

Financial Highlights
------------------------------------------------------------------------------

SR&F International Portfolio
(Unaudited)

                                                                     PERIOD
                                                                     ENDED
                                                                     MARCH 31,
                                                                     1997 (a)
                                                                     ---------


RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets............      1.50%*
Ratio of net expenses to average net assets.....................      0.89%*
Portfolio turnover rate.........................................         5%
Average commissions (per share).................................    $0.0129

*Annualized
(a) The Portfolio commenced operations on February 3, 1997.

Financial Highlights continued
---------------------------------------------------------------------------------------------------------------------------------

International Fund
(Unaudited)

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                PERIOD                                   SIX MONTHS
                                                                                 ENDED             YEARS ENDED           ENDED
                                                                         SEPTEMBER 30,            SEPTEMBER 30,          MARCH 31,
                                                                              1994 (a)          1995          1996       1997
                                                                               -------       -------      --------      --------


NET ASSET VALUE, BEGINNING OF PERIOD..................................         $ 10.00       $ 10.61       $ 10.25      $ 10.96
                                                                               -------       -------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income..............................................            0.03          0.12          0.09        (0.01)
   Net realized and unrealized gains (losses) on investments..........            0.58         (0.26)         0.74         0.24
                                                                               -------       -------      --------      --------
     Total from investment operations.................................            0.61         (0.14)         0.83         0.23
                                                                               -------       -------      --------      --------
DISTRIBUTIONS
   Net investment income..............................................              --         (0.05)        (0.12)       (0.08)
   Net realized capital gains.........................................              --         (0.17)           --        (0.14)
                                                                               -------       -------      --------      --------
     Total distributions..............................................              --         (0.22)        (0.12)       (0.22)
                                                                               -------       -------      --------      --------
NET ASSET VALUE, END OF PERIOD........................................         $ 10.61       $ 10.25       $ 10.96      $ 10.97
                                                                           ===========    ==========   ===========   ===========

Ratio of net expenses to average net assets...........................           1.61%*        1.59%         1.51%        1.55%*
Ratio of net investment income to average net assets..................           0.61%*        1.41%         1.01%        0.00%*
Portfolio turnover rate...............................................             48%           59%           42%          11%(b)
Average commissions (per share).......................................              --            --      $ 0.0010     $ 0.0067(b)
Total return..........................................................           6.10%       (1.28)%         8.23%        2.20%
Net assets, end of period.............................................         $74,817       $83,020      $135,545     $140,055

* Annualized
(a) From commencement of operations on March 1, 1994.
(b) Prior to commencement of operations of the Portfolio (See Note 1 to Financial Statements).

Financial Highlights continued
------------------------------------------------------------------------------

Emerging Markets Fund
(Unaudited)

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                     PERIOD
                                                                     ENDED
                                                                     MARCH 31,
                                                                     1997 (a)
                                                                     -------


NET ASSET VALUE, BEGINNING OF PERIOD............................    $  10.00
                                                                     -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................................          --
   Net realized and unrealized gains (losses) on investments....      (0.10)
                                                                     -------
      Total from investment operations..........................      (0.10)
                                                                     -------
DISTRIBUTIONS
   Net investment income........................................          --
   Net realized capital gains...................................          --
                                                                     -------
      Total distributions.......................................          --
                                                                     -------
NET ASSET VALUE, END OF PERIOD..................................    $   9.90
                                                                     =======
Ratio of net expenses to average net assets.....................       2.00%*
Ratio of net investment income to average net assets............       1.30%*
Portfolio turnover rate.........................................          0%
Average commissions (per share).................................    $ 0.0004
Total return....................................................      (1.00%)
Net assets, end of period.......................................    $ 32,449

*Annualized
(a) From commencement of operations on February 28, 1997.

Investment Trust
------------------------------------------------------------------------------
TRUSTEES

Timothy K. Armour
President, Mutual Fund Division and Director,
 Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing
 Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
 Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
 Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
 Counsel, Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators
 and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
 University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

OFFICERS

Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Bruno Bertocci, Vice President
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
E. Bruce Dunn, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Cynthia A. Prah, Vice President
Richard B. Peterson, Vice President
Gloria J. Santella, Vice President
Thomas P. Sorbo, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Judith E. Perrie, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

AGENTS AND ADVISERS

Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

THE STEIN ROE FUNDS

Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                                 1-800-338-2550
                             http://www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                   Liberty Securities Corporation, Distributor
                                   Member SIPC

                                   IN12A 5/97